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                                                                    EXHIBIT 10.3
                                    WARRANT
                                      FOR
                            SHARES OF COMMON STOCK
                                      OF
                           FIELDWORKS, INCORPORATED


          FOR VALUE RECEIVED, Brightstone Capital, Ltd. or its successors or assigns ("Holder"), is hereby entitled to subscribe for and purchase from Fieldworks, Incorporated, a Minnesota corporation (the "Company"), Fifteen Thousand (15,000) fully paid and nonassessable shares of the Company's Common Stock (the "Warrant Shares") at the exercise price of Ten Dollars ($10.00) per share (the "Warrant Exercise Price"), subject to adjustment as provided in
Section 3 of this warrant.

          This warrant may be exercised by Investor at any time after the initial public offering of the Company's Common Stock is effective until a date on or prior to three years from the date hereof.

          This warrant is subject to the following provisions, terms and conditions:

          1. (a) The rights represented by this warrant may be exercised by the holder hereof, in whole or in part, by written notice of exercise delivered to the Company at least twenty (20) days prior to the intended date of exercise and by the surrender of this warrant (properly endorsed if required) at the principal office of the Company and upon payment to it by cash, certified check or bank draft of the purchase price for such shares or by exercise of the Conversion Right as provided in (b) below. The shares so purchased shall be deemed to be issued as of the close of business on the date on which this warrant has been exercised by payment to the Company of the Warrant Exercise Price unless the Conversion Right has been exercised. Certificates for the shares of stock so purchased, bearing the restrictive legend set forth at the end of this warrant, shall be delivered to the holder within fifteen (15) days after the rights represented by this warrant shall have been so exercised, and, unless this warrant has expired, a new warrant representing the number of shares, if any, with respect to which this warrant has not been exercised shall also be delivered to the holder hereof within such time. No fractional shares shall be issued upon the exercise of this warrant.

               (b) In lieu of payment, the rights represented by this warrant may also be exercised by a written notice of exercise specifying that the Investor wishes to convert all of this warrant (the "Conversion Right") into that number of shares of Common Stock as follows: the number of shares of Common Stock equal to the quotient obtained by dividing (x) the value of the shares subject to the warrant (determined by subtracting the aggregate warrant exercise price in effect immediately prior to the exercise of the Conversion Right from the aggregate fair market value of
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the shares of Common Stock issuable upon exercise of this warrant immediately prior to the exercise of the Conversion Right) by (y) the fair market value of one share of Common Stock immediately prior to the exercise of the Conversion Right. For purposes of this section 1(b), the fair market value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

               (i) If the Company's Common Stock is traded on an exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, then the closing or last sale price, respectively, reported for the business day immediately preceding the Determination Date.

               (ii) If the Company's Common Stock is not traded on an exchange or on the NASDAQ National Market System but is quoted on NASDAQ, then the mean of the closing bid and asked prices reported for the business day immediately preceding the Determination Date.

          2. The Company covenants and agrees that all shares that may be issued upon the exercise of the rights represented by this warrant shall, upon issuance, be duly authorized and issued, fully paid and nonassessable shares. The Company further covenants and agrees that during the period within which the rights represented by this warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the subscription rights evidenced by this warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this warrant.

          3. This warrant shall be exercisable for the number of Warrant Shares and at the Warrant Exercise Price first given above, subject to adjustment from time to time as provided below:

               (a) If the Company at any time divides the outstanding shares of its Common Stock into a greater number of shares (whether pursuant to a stock split, stock dividend or otherwise), and conversely, if the outstanding shares of its Common Stock are combined into a smaller number of shares, the Warrant Exercise Price in effect immediately prior to such division or combination shall be proportionately adjusted to reflect the reduction or increase in the value of each such share.

               (b) If any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that holders of the Company's Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for such shares, then, as a condition of

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     such reorganization, reclassification, consolidation, merger or sale, the holder of this warrant shall have the right to purchase and receive upon the basis and upon the terms and conditions specified in this warrant and in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, other securities or assets as would have been issued or delivered to the holder of this warrant if it had exercised this warrant and had received such shares of Common Stock prior to such reorganization, reclassification, consolidation, merger or sale. The Company shall not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument executed and mailed to the registered holder of this warrant at the last address of such holder appearing on the books of the Company, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

               (c) If the Company takes any other action, or if any other event occurs, which does not come within the scope of the provisions of Section 3(a) or (b), but which should result in an adjustment in the Warrant Exercise Price and/or the number of shares subject to this warrant in order to fairly protect the purchase rights of the holder of this warrant, an appropriate adjustment in such purchase rights shall be made by the Company.

               (d) Upon each adjustment of the Warrant Exercise Price, the holder of this warrant shall thereafter be entitled to purchase, at the Warrant Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment.

               (e) Upon any adjustment of the Warrant Exercise Price, the Company shall give written notice thereof, by first class mail, postage prepaid, addressed to the registered holder of this warrant at the address of such holder as shown on the books of the Company, which notice shall state the Warrant Exercise Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          4. This warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company.

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          5.   The holder of this warrant, by acceptance hereof, agrees to give written notice to the Company before transferring this warrant or transferring any shares of the Company's Common Stock issuable or issued upon the exercise of this warrant of the holder's intention to do so, describing briefly the manner of any proposed transfer of this warrant or such holder's intention as to the shares of Common Stock issuable upon the exercise hereof or the intended disposition to be made of shares of Common Stock upon such exercise. Promptly upon receiving such written notice, the Company shall present copies thereof to counsel for the Company. If, in the opinion of such counsel, the proposed transfer of this warrant or disposition of shares may be effected without registration or qualification (under any federal or state law) of this warrant or the shares of Common Stock issuable or issued upon the exercise hereof, the Company, as promptly as practicable, shall notify such holder of such opinion, whereupon such holder shall be entitled to transfer this warrant, or to exercise this warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this warrant, all in accordance with the terms of the notice delivered by such holder to the Company, provided that an appropriate legend in substantially the form set forth at the end of this warrant respecting the foregoing restrictions on transfer and disposition may be endorsed on this warrant or the certificates for such shares.

          6. Subject to the provisions of Section 5, this warrant and all rights hereunder are transferable, in whole or in part, at the principal office of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this warrant properly endorsed to any person or entity who represents in writing that he/it is acquiring the warrant for investment and without any view to the sale or other distribution thereof. Each holder of this warrant, by taking or holding the same, consents and agrees that the bearer of this warrant, when endorsed, may be treated by the Company and all other persons dealing with this warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this warrant, or to the transfer hereof on the books of the Company, any notice to the contrary notwithstanding; but until such transfer on such books, the Company may treat the registered owner hereof as the owner for all purposes.

          7. Neither this warrant nor any term hereof may be changed, waived, discharged or terminated orally but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

          8. The Company agrees that each time it shall determine to proceed with the preparation and filing of a registration statement under the Securities Act it will use all reasonable efforts to allow the inclusion of the Warrant Shares in such registration statement; provided, however, that the inclusion of the Warrant Shares

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in such registration statement shall be subject to the approval of the managing underwriter and subject to the good faith determination of the managing underwriter that the inclusion of such Warrant Shares would not reduce the number of shares to be offered by the Company nor interfere with the successful marketing of such shares by the Company.

          IN WITNESS WHEREOF, the Company has caused this warrant to be signed and delivered by a duly authorized officer as of the 19th day of June, 1996.

                                        FIELDWORKS, INCORPORATED



                                        By______________________________________
                                          Its___________________________________

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                            RESTRICTION ON TRANSFER


          The security evidenced hereby has not been registered under the Securities Act of 1933 or any state securities laws and may not be sold, transferred, assigned, offered, pledged or otherwise distributed for value unless there is an effective registration statement under such act or laws covering such security or the Company receives an opinion of counsel for the holder of this security (concurred to by counsel for the Company) stating that such sale, transfer, assignment, pledge or distribution is exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 and all applicable state securities laws.
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                               WARRANT EXERCISE

                 (To be signed only upon exercise of warrant)


          The undersigned, the holder of the foregoing warrant, hereby irrevocably elects to exercise the purchase right represented by such warrant for, and to purchase thereunder, ______________________ of the shares of Common Stock of Fieldworks, Incorporated, to which such warrant relates and herewith makes payment of $_________________________ therefor in cash or by check or elects to exercise the Conversion Right as provided in the warrant and requests that the certificates for such shares be issued in the name of, and be delivered to ___________________ whose address is set forth below the signature of the undersigned.

Dated:



                                    [Signature]



                                    [Address]
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                              WARRANT ASSIGNMENT

                 (To be signed only upon transfer of warrant)

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto __________________________________________________ the purchase right represented by the foregoing warrant to purchase the shares of Common Stock of Fieldworks, Incorporated, to which such warrant relates and appoints attorney to transfer such purchase right on the books of _______________________________________ with full power of substitution in the premises.

Dated:



                                    [Signature]



                                    [Name and Address of Transferee]